UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
36C Strand Street
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 3, 2016, Altisource Residential Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the Company's acquisition of 4,262 single-family rental properties on September 30, 2016. This Amendment No.1 to the Initial Form 8-K (the “Form 8-K/A”) is being filed to provide the financial statements set forth in Item 9.01 in accordance with Item 9.01 of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited combined financial statements for the year ended December 31, 2015 and the unaudited combined financial statements for the six months ended June 30, 2016 of MSR I, LP and MSR II, LP are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The unaudited pro forma consolidated statement of taxable operating results and cash to be made available by operations of the Company for the year ended December 31, 2015 is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG.
99.1	Audited combined financial statements for the year ended December 31, 2015 and unaudited combined financial statements for the six months ended June 30, 2016 of MSR I, LP and MSR II, LP.
99.2	Unaudited pro forma consolidated financial statements of the Company as of and for the year ended December 31, 2015 and for the six months ended June 30, 2016.
99.3	Unaudited pro forma consolidated statement of taxable operating results and cash to be made available by operations of the Company for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Altisource Residential Corporation

December 14, 2016	By:	/s/ Robin N. Lowe
Robin N. Lowe
Chief Financial Officer